Premises and Equipment, Net	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Premises and Equipment, Net
Premises and Equipment, Net

Premises and equipment, net, are summarized as follows:

	December 31,
	2018	2017
Land	$6,693,927	$6,693,927
Buildings and Improvements	23,319,946	23,720,473
Furniture and Equipment	11,878,563	12,042,530
Construction in Progress	1,391,986	187,956
Total Premises and Equipment	43,284,422	42,644,886
Less: Accumulated Depreciation	(19,109,715)	(19,847,042)
Total Premises and Equipment, Net	$24,174,707	$22,797,844

Construction in progress of $1.4 million at December 31, 2018 primarily included building and construction costs associated with our newest branch in Augusta, Georgia, scheduled for opening in 2019. At December 31, 2018 the estimated additional costs to complete and equip the branch were approximately $1.7 million. Depreciation expense on premises and equipment was $1.5 million, $1.5 million and $1.4 million for the years ended December 31, 2018, 2017 and 2016, respectively.

The Bank has entered into non-cancelable operating leases related to buildings and land.  At December 31, 2018, future minimum payments under non-cancelable operating leases with initial or remaining terms of one year or more are as follows (by fiscal year):

2019	$434,513
2020	427,775
2021	430,376
2022	444,033
2023	344,078
Thereafter	835,358
Total Future Minimum Payments	$2,916,133

Total rental expense was $454,000, $409,000, and $399,000 for the years ended December 31, 2018, 2017 and 2016, respectively. Five lease agreements with monthly expenses of $7,100, $900, $7,900, $9,500, and $10,000 have multiple renewal options totaling 30, 10, 15, 45, and 20 years, respectively.